HIT Assets Surpass $4 Billion Mark
Investor Confidence Fuels HIT Growth

The HIT surpassed $4 billion in total net assets for the first time at July 31. Contributing to this growth was the HIT’s track record of strong performance, which has attracted new capital from investors as well as reinvested earnings.

“We thank our investors for bringing the HIT to this $4 billion milestone,” said HIT Chief Operating Officer Ted Chandler. “With their confidence and support, the HIT’s growing assets are helping union members achieve their dreams of good jobs, growing communities, and a stronger economy.  Though we have grown, we remain steadfast in our commitment to competitive returns for investors and creating good jobs while helping put America back on the road to recovery.”

The HIT has a long record of investing union pension capital into projects that not only strengthen its portfolio and produce competitive returns, but also spur economic development by creating affordable housing and much-needed employment for America’s union construction workers.  Since it was established in 1965, the HIT has invested more than $6.2 billion of union pension capital into developments that have generated more than 101,000 housing units and 69,000 union construction jobs.

In the past two years alone, the HIT’s Construction Jobs Initiative has provided $963 million in financing for 34 projects in 18 cities, with total development value of nearly $2 billion, resulting in 11,188 union construction jobs and 12,752 housing and healthcare units.

“Our assets have grown steadily even during these tumultuous economic times,” Chandler noted, adding that, “As our assets grow, so does our ability to make a positive impact on communities in need of housing and jobs.”

For the 1-, 3-, 5-, and 10-year periods ended July 31, 2011, the HIT’s net returns were 4.26%, 6.97%, 6.48%, and 5.76%, respectively.  The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HITs website at www.aflcio-hit.com.

 Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com.